Exhibit 10.5
CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
July 16, 2021
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD 20878
Attention:    [***], Senior Vice President, Commercial Strategy
Subject:    Modification No. 09 to Project Agreement No. 01; MCDC2011-001
Reference:    MCDC Base Agreement No. 2020-530
Dear [***]:
In accordance with the terms and conditions of the referenced MCDC Base Agreement, Modification No. 09 hereby amends Project Agreement No. 01 as follows:
DESCRIPTION OF MODIFICATION
1)    The Technical and Administrative Representatives clause of the Project Agreement is hereby amended to read as indicated in bold below:
9. TECHNICAL AND ADMINISTRATIVE REPRESENTATIVES
The following technical and contractual representatives of the Parties are hereby designated for this Undefinitized Project Agreement. Either party may change their designated representatives by written notification to the other.
MCDC CMF Contractual Representative:
MCDC Contracts
Advanced Technology International
315 Sigma Drive
Summerville, SC 29486
Email: [***]
Phone: [***]
Government Technical Representatives:
Agreements Officer Representative (AOR):
[***]
Email: [***]
Phone: [***]
Project Agreement Holder’s Representatives:

Technical Representative: [***] 21 Firstfield Road Gaithersburg, MD 20878 Email: [***] Phone: [***]	Contractual Representative: [***] 21 Firstfield Road Gaithersburg, MD 20878 Email: [***] Phone: [***]

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Except as provided herein, all Terms and Conditions of the referenced MCDC Base Agreement, Project Agreement and preceding modifications remain unchanged and in full force and effect.
This modification is issued unilaterally. The Project Agreement Holder is not required to sign to finalize this action.
Advanced Technology International

By:	/s/[***]
Name:	[***]
Title:	Subcontracts Administrator
Date:	7/16/2021

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